PRELIMINARY COPY

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by the Party other than the Registrant |_|
--------------------------------------------------------------------------------

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        PAK MAIL CENTERS OF AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which the transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)  Filing Party:
--------------------------------------------------------------------------------
     (4)  Date Filed:
--------------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                        PAK MAIL CENTERS OF AMERICA, INC.
                       3033 South Parker Road, Suite 1200
                             Aurora, Colorado 80014


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 19, 1998

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Meeting") of Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), will be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014 on Friday, June 19, 1998, at 9:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

     (1) Elect five directors to serve until the next Annual Meeting of Shareholders;

     (2) Approve an amendment to Article IX of the Company's Articles of Incorporation to increase the number of votes necessary to establish a quorum at shareholder meetings to one-third of the votes entitled to be cast on a matter by a voting group;

     (3) Approve an amendment to the Company's Articles of Incorporation to amend Article X to revise the votes necessary to amend the Company's Articles of Incorporation to a majority of a quorum, and to delete Articles XI and XII; and

     (4) Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

Only shareholders of record at the close of business on April 29, 1998, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     RAYMOND S. GOSHORN, SECRETARY

Aurora, Colorado
May 1, 1998

                                                                PRELIMINARY COPY

                        PAK MAIL CENTERS OF AMERICA, INC.
                       3033 South Parker Road, Suite 1200
                             Aurora, Colorado 80014


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 1998


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Pak Mail Centers of America, Inc. (the "Company") to be used at the Annual Meeting of
Shareholders (the "Meeting") to be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014 on Friday, June 19, 1998, at 9:00 a.m. Mountain Time, and at any adjournment thereof.

     It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 1, 1998.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary at the Company's principal executive offices; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. The principal executive offices of the Company are located at 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.


                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     Voting rights at the Meeting are vested in the holders of the Company's $0.001 par value common stock (the "Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only holders of record of the Common Stock at the close of business on April 29, 1998, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On April 29, 1998, the Company had 2,989,483 shares of Common Stock outstanding.

     The following table sets forth as of April 29, 1998, the number of shares of the Company's outstanding Common Stock beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of the Company's outstanding Common Stock beneficially owned by all of the Company's current directors and executive officers as a group and sets forth the number of shares of the Company's Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:

                                                                PRELIMINARY COPY


Name of Director, Executive             Amount and Nature
Officer or Beneficial Owner         of Beneficial Ownership(1)  Percent of Class
---------------------------         --------------------------  ----------------

J. S. Corcoran                               1,000(2)                  (5)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

Raymond S. Goshorn                             1,000                   (5)
3033 South Parker Road, Suite 1200
Aurora, Colorado 80014

John W. Grant                                 800(3)                   (5)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

F. Edward Gustafson                        20,000(2)(4)                (5)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

John E. Kelly                                 12,000                   (5)
3033 South Parker Road, Suite 1200
Aurora, Colorado 80014

William F. White                               2,000                   (5)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

P. Evan Lasky                                   -0-                    (5)
3033 South Parker Road, Suite 1200
Aurora, Colorado 80014

Tonya D. Sarina                                 -0-                    (5)
3033 South Parker Road, Suite 1200
Aurora, Colorado 80014

Alex Zai                                        112                    (5)
3033 South Parker Road, Suite 1200
Aurora, Colorado 80014

                                                                PRELIMINARY COPY


Name of Director, Executive             Amount and Nature
Officer or Beneficial Owner         of Beneficial Ownership(1)  Percent of Class
---------------------------         --------------------------  ----------------

All directors and executive                 36,912(2)                 1.2%
officers as a group (9 persons)

D.P. Kelly & Associates, L.P.               318,000(6)                9.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

Pak Mail Investment Partnership, L.P.
701 Harger Road, Suite 190                 2,404,264(7)               66.9%
Oak Brook, Illinois 60523

Janie M. D'Addio
610 Security Manufacturing                   188,833                 6.3%(8)
  Corporation
815 South Main Street
Grapevine, Texas 76051


--------------------

(1) The beneficial owners listed have sole voting and investment power with respect to the shares of Common Stock unless otherwise indicated below.

(2) Excludes 1,800,000 shares of common stock owned by Pak Mail Investment Partnership, L.P. ("PMIP") and 604,264 shares of Common Stock underlying presently exercisable warrants owned by PMIP. Mr. Corcoran and Mr. Gustafson are officers, directors and shareholders of Norcross Corporation, 701 Harger Road, Suite 190, Oak Brook, Illinois 60523, which exercises control over PMIP, and therefore may be deemed to have the ability to vote or dispose of securities owned by PMIP. Messrs. Corcoran and Gustafson disclaim beneficial ownership of the shares of Common Stock owned by PMIP.

(3)  The shares are owned jointly by Mr. Grant and his wife.

(4) Includes 6,000 shares of Common Stock owned by Mr. Gustafson's children, for whom he acts as custodian; excludes 280,000 shares of Common Stock underlying warrants owned by D.P. Kelly & Associates, L.P. ("D.P. Kelly"). Mr. Gustafson is an executive officer of D. P. Kelly but disclaims beneficial ownership of the 280,000 shares.

(5)  Less than 1%.



                                                                                                   PRELIMINARY COPY

(6) Includes 280,000 shares of Common Stock underlying presently exercisable warrants.

(7) Includes 604,264 shares of Common Stock underlying presently exercisable warrants.

(8) Information with respect to Ms. D'Addio's Common Stock is given to the best of the Company's knowledge based upon the records of the Company's transfer agent.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The present term of office of each director will expire at the Meeting. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders.
Each executive officer holds office until his or her successor is duly elected and qualified or until his or her resignation or death or until he or she shall be removed in the manner provided by the Company's Bylaws. The name, position with the Company, the age of each director and executive officer, and the period during which each has served are as follows:


Name and Position                            Director or        Principal Occupation
in the Company                    Age        Officer Since      During the Last Five Years
--------------                    ---        -------------      --------------------------

John E. Kelly                     58         September,         Executive officer of the
(President, Chief Executive                  1989               Company since September,
Officer and Director)                                           1989.

P. Evan Lasky                     56         March, 1988        Executive officer of the
(Executive Vice President and                                   Company since March, 1988.
Chief Operating Officer)

Raymond S. Goshorn                39         December,          Executive officer of the
(Chief Financial Officer,                    1988               Company since December,
Treasurer, Secretary)                                           1988.

Tonya D. Sarina                   36         December,          Executive officer of the
(Vice President of Sales and                 1996               Company since December
Marketing)                                                      1996; Marketing manager of
                                                                the Company from March,
                                                                1991 through November, 1996.

Alex Zai                          38         May, 1996          Executive officer of the Com-
(Vice President of                                              pany since May, 1996; director
Store Operations)                                               of store operations of the Com-
                                                                pany since April, 1994.


                                    4



                                                                                        PRELIMINARY COPY



Name and Position                            Director or        Principal Occupation
in the Company                    Age        Officer Since      During the Last Five Years
--------------                    ---        -------------      --------------------------

J. S. Corcoran                    55         September,         Self-employed as a business
(Director)                                   1989               consultant since October, 1996.
                                                                Executive officer of D.P. Kelly
                                                                & Associates L.P., a firm offering
                                                                management services, from November,
                                                                1988 to January, 1997; executive
                                                                officer of Envirodyne Industries,
                                                                Inc., a manufacturer of food
                                                                packaging and food service
                                                                supplies, from June, 1989 to
                                                                March, 1996.

John W. Grant                     73         September,         Retired since September, 1987.
(Director)                                   1989

F. Edward Gustafson               56         September,         Executive officer of D.P. Kelly
(Director)                                   1989               & Associates L.P., a firm offer-
                                                                ing management services, since
                                                                November, 1988; executive officer
                                                                of Envirodyne Industries, Inc.,
                                                                a manufacturer of food packaging and
                                                                food service supplies, since June,
                                                                1989; director of  Envirodyne  Industries,
                                                                Inc. since December, 1993; executive officer
                                                                of Viskase Corporation, a wholly-owned
                                                                subsidiary of Envirodyne Industries, Inc.,
                                                                from February, 1990 to August, 1993.

William F. White                   67        September,         Executive officer of Whitnell &
(Director)                                   1989               Co., an investment advisory firm,
                                                                since January, 1988; executive officer of
                                                                Donegal, Inc., an investment management
                                                                firm, since January, 1991.





                                        5

                                                                PRELIMINARY COPY

     The Company's Board of Directors held 2 meetings during the Company's last fiscal year ended November 30, 1997, both of which were actual meetings at which four of the five directors were present in person or by telephone. Each of the directors attended at least 75% of the Board of Directors meetings except for John Grant and William White, who each attended 1 of the 2 meetings. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     The Company has an audit committee. John W. Grant and William F. White are the members of the audit committee. The audit committee recommends to the Board of Directors the engagement of independent accountants, reviews with the accountants the audit and reviews the Company's internal financial controls and auditing. The audit committee held one meeting during the last fiscal year ended November 30, 1997 at which both members were present.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended November 30, 1997, there were no directors, officers or more than 10% shareholders of the Company that failed to timely file a Form 3, Form 4 or Form 5.

                           RELATED PARTY TRANSACTIONS

     The Company purchases mailboxes from Security Manufacturing Corporation ("Security") for resale to the Company's franchisees. Security is controlled by Janie M. D'Addio, who owns 6.3% of the Company's Common Stock. During fiscal 1997 and fiscal 1996, the Company made purchases in the total amounts of $82,128 and $64,300, respectively, from Security.

     PMIP owns a controlling interest in the Company through its ownership of 1,800,000 shares of the Company's Common Stock, representing approximately 60.2% of the outstanding Common Stock of the Company.

     In February 1998, effective November 30, 1997, PMIP and D.P. Kelly relinquished any rights to dividends in the respective amounts of $604,264 and $280,000 on the shares of Series A Preferred Stock and Series B Preferred Stock they owned in the Company in exchange for shares of Series C Preferred Stock with the same aggregate liquidation preferences as the Series A Preferred Stock

                                                               PRELIMINARY  COPY

and Series B Preferred Stock they previously owned. In addition, as a part of the exchange, PMIP and D.P. Kelly received warrants to purchase 604,264 shares of the Company's Common Stock and warrants to purchase 280,000 shares of the Company's Common Stock, respectively, that are exercisable until November 30, 2007 at an exercise price of $0.10 per share. The Series A Preferred Stock and Series B Preferred Stock had cumulative dividends of $80 per year on each share of Series A Preferred Stock; provided that, no dividends were payable on the Series A Preferred Stock or Series B Preferred Stock until the Company's net income from and after December 1, 1993, exceeded the product of $200,000 multiplied by the number of years elapsed from December 1, 1993, through the last day of the fiscal year next proceeding the dividend due date with respect to such year. The Series C Preferred Stock has cumulative dividends at the rate of $60 per twelve month period commencing December 1, 1997, on each share of Series C Preferred Stock. Cash dividends on the outstanding shares of Series C Preferred Stock are payable on each March 31, commencing March 31, 1999.

     Due to the restrictions on paying dividends on the Series A Preferred Stock and Series B Preferred Stock as described in the preceding paragraph, the accumulated dividends on the Series A Preferred Stock and Series B Preferred Stock would continue to increase from year to year. As a result, the Board of Directors of the Company believed that the continual accumulation of unpaid dividends would possibly diminish the value of the outstanding Common Stock of the Company. Further, the Board of Directors believed that the holders of the Series A Preferred Stock and Series B Preferred Stock were entitled to receive a return on their investment. The exchange of the Series A Preferred Stock and Series B Preferred Stock for Series C Preferred Stock eliminates the increase in obligations created by the accumulation of dividends on the Series A Preferred Stock and Series B Preferred Stock and provides a potential return for the holders thereof.

     The Series C Preferred Stock has no voting rights except that, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Series C Preferred Stock, the Company may not amend its Articles of Incorporation or Bylaws so as to adversely affect the powers, preferences or special rights of the Series C Preferred Stock, the Company may not authorize, or increase the authorized amount of, any class or series of stock, or any equity security convertible into stock of such class or series, ranking senior to the Series C Preferred Stock in respect of the payment of dividends or upon liquidation, dilution or winding up, and the Company may not consummate any reclassification of the Series C Preferred Stock. The Series C Preferred Stock is also entitled to vote on any matter in which the holders thereof are required by Colorado law to have a vote and on any other matter with respect to which the Company's Board of Directors shall direct.

     Further, the affirmative vote or consent of the holders of the majority of the outstanding shares of Series C Preferred Stock, voting or consenting separately as a series, is required to approve any merger or consolidation of the Company with or into any other corporation or entity, any sale, lease,

                                                               PRELIMINARY  COPY

exchange or other transfer of all or substantially all of the assets of the Company and any issuance of shares of Common Stock of the Company that would cause the ownership of the outstanding shares of Common Stock by the holders of shares of Series C Preferred Stock to be less than 51% of the outstanding Common Stock of the Company.

     The Series A Preferred Stock and Series B Preferred Stock had similar voting rights to the Series C Preferred Stock except that the Series A Preferred Stock and Series B Preferred Stock were only entitled to be voted on a merger or consolidation if the terms of the merger or consolidation did not provide that the terms of the Series A Preferred Stock and Series B Preferred Stock remained unchanged and on a parity with or senior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up except as to any such class or series of preferred stock of the Company ranking senior to the Series A Preferred Stock and Series B Preferred Stock either as to dividends or upon liquidation, dissolution or winding up that was created prior to the merger or consolidation.

                             EXECUTIVE COMPENSATION

     The following table shows all cash compensation paid by the Company for services rendered during the fiscal years ended November 30, 1997, November 30, 1996 and November 30, 1995 to John E. Kelly and P. Evan Lasky (there were no other executive officers of the Company whose annual salary and bonus exceeded $100,000).

                           Summary Compensation Table

                                          Annual Compensation
     Name and                    --------------------------------------
     Principal Position          Fiscal Year   Salary          Bonus
     ------------------          -----------   ------          -----

     John E. Kelly                  1997      $131,040       $44,554(1)
     President and Chief            1996      $126,000       $16,630(1)
     Executive Officer              1995      $120,000       $33,600(1)

     P. Evan Lasky                  1997      $ 91,000       $21,840(1)
     Executive Vice                 1996      $ 86,000       $11,000(1)
     President and Chief            1995      $ 80,050       $16,583(1)
     Operating Officer


     (1) The bonus was earned in the fiscal year indicated, although it may have been paid in the following fiscal year.

     No options to purchase the Company's Common Stock were granted to or exercised by John E. Kelly or P. Evan Lasky during the Company's fiscal year ended November 30, 1997, and neither John E. Kelly or P. Evan Lasky owned any options to purchase shares of the Company's Common Stock at November 30, 1997.

                                                                PRELIMINARY COPY


     Members of the Board of Directors, other than members who are also officers of the Company, are entitled to receive a fee of $2,000 per year and $250 for each attended meeting of the Board of Directors. During the fiscal year ended November 30, 1997, the Company paid $2,000 to Mr. Grant and Mr. White for service as a director. Other than the payments to Mr. Grant and Mr. White, the Company has not paid any directors' fees.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting is called by the Board of Directors of the Company to consider and act upon the following matters:

     (1)  The election of five directors of the Company;

     (2) The approval of an amendment to Article IX of the Company's Articles of Incorporation to increase the number of votes necessary to establish a quorum at shareholder meetings to one-third of the votes entitled to be cast on a matter by a voting group;

     (3)  The   approval  of  an  amendment   to  the   Company's   Articles  of
          Incorporation to amend Article X to revise the votes necessary to amend the Company's Articles of Incorporation to a majority of a quorum, and to delete Articles XI and XII; and

     (4) Such other matters as may properly come before the Meeting or any adjournment thereof.

     The holders of a majority of the outstanding shares of Common Stock of the Company, present at the Meeting in person or represented by proxy, shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to the proposals to amend the Company's Articles of Incorporation, if a quorum is present, the affirmative vote of a majority of the shares entitled to vote at the Meeting shall be the act of the shareholders. As to all other matters voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the proposal and will have the effect of a vote against the proposals to amend the Company's Articles of Incorporation.



                                                                PRELIMINARY COPY


                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the bylaws of the Company and by resolution of the Board of Directors as five directors.

     The persons named in the enclosed form of Proxy will vote the shares represented by Proxies received by them for the election of the five nominees for director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxies will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion or the Board of Directors may reduce the number of directors to be elected. If elected, Messrs.
J. S. Corcoran, John W. Grant, F. Edward Gustafson, John E. Kelly and William F.
White will hold office until the annual meeting of shareholders to be held in 1999, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for director, each of whom has consented to serve if elected, are as follows:


                       Director               Principal Occupation
Name of Nominee          Since       Age      for Last Five Years
---------------          -----       ---      -------------------

J. S. Corcoran           1989        54       Self-employed as a business consultant
                                              since October, 1996; executive officer of D.
                                              P. Kelly & Associates L.P., a firm offering
                                              management services, from November,
                                              1988 to January, 1997; executive officer of
                                              Envirodyne Industries, Inc., a manufacturer
                                              of food packaging and food service sup-
                                              plies, from June, 1989 to March 1996.

John W. Grant            1989        73       Retired since September, 1987.

F. Edward Gustafson      1989        56       Executive officer of D. P. Kelly & Associ-
                                              ates L.P., a firm offering management ser-
                                              vices, since November, 1988; executive
                                              officer of Envirodyne Industries, Inc., a
                                              manufacturer of food packaging and food
                                              service supplies since June, 1989; director
                                              of Envirodyne Industries, Inc. since Decem-
                                              ber, 1993; executive officer of Viskase
                                              Corporation, a wholly-owned subsidiary of
                                              Envirodyne Industries, Inc., from February,
                                              1990 to August, 1993.


                                       10

                                                                                PRELIMINARY COPY

                       Director               Principal Occupation
Name of Nominee          Since       Age      for Last Five Years
---------------          -----       ---      -------------------

John E. Kelly            1989        57       Executive officer of the Company since
                                              September, 1989.

William F. White         1989        67       Executive officer of Whitnell & Co., an
                                              investment advisory firm, since January,
                                              1988; executive officer of Donegal, Inc., an
                                              investment management firm, since January,
                                              1991.



     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES.


                               PROPOSAL NUMBER TWO

                  ADOPTION OF AN AMENDMENT TO ARTICLE IX OF THE
                            ARTICLES OF INCORPORATION
                    TO INCREASE THE NUMBER OF VOTES NECESSARY
                              TO ESTABLISH A QUORUM

     Background and Discussion of Proposed Amendment. The Company was incorporated under the laws of the State of Colorado on January 27, 1984.
Article IX, Section 9.1 of the Company's articles of incorporation, as amended ("Articles of Incorporation"), expressly provides that ten percent of all shares entitled to vote on a matter shall constitute a quorum.

     When the Colorado Business Corporation Act ("CBCA") became effective on July 1, 1994, Section 7-107-206(1) of the CBCA set forth shareholder voting requirements and provides that a quorum shall not consist of fewer than one-third of the votes entitled to be cast on a matter by a voting group. The Articles of Incorporation are therefore in conflict with Section 7-107- 206(1) of the CBCA.

     To resolve the conflict between the Articles of Incorporation and Section 7-107-206(1) of the CBCA, the Board of Directors of the Company recommends that the Articles of Incorporation be amended by deleting the second sentence of
Article IX, Section 9.1 in its entirety and replacing it as follows:

                                                                PRELIMINARY COPY

          "Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders one-third of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group."

     Effect of Amendment on Shareholders. When Section 7-107-206(1) of the CBCA was enacted effective July 1, 1994, the statute specified that the minimum number of shares necessary to constitute a quorum was one-third of all shares entitled to vote on a matter. The Company's Articles of Incorporation provide that only one-tenth of the shares entitled to vote on a matter are necessary to constitute a quorum, therefore creating a conflict between Section 7-107-206(1) of the CBCA and the Articles of Incorporation. Therefore, it is the position of the Board of Directors that the minimum number of shareholders necessary to constitute a quorum must be increased from ten percent of the shares entitled to vote on a matter, as stated in the Articles of Incorporation, to one-third of the shares entitled to vote on a matter, as required by the CBCA. Because PMIP owns more than a majority of the shares entitled to vote on this proposed amendment, if PMIP votes in favor of this proposal, it will be approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENT TO ARTICLE IX OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF VOTES NECESSARY TO ESTABLISH A QUORUM AT SHAREHOLDER MEETINGS TO ONE-THIRD OF THE VOTES ENTITLED TO BE CAST ON A MATTER BY A VOTING GROUP.


                              PROPOSAL NUMBER THREE

                         ADOPTION OF AN AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                               TO AMEND ARTICLE X
                     TO REVISE THE VOTES NECESSARY TO AMEND
                          THE ARTICLES OF INCORPORATION
                        AND TO DELETE ARTICLES XI AND XII

     Background and Discussion of Proposed Amendment. The Company was incorporated under the laws of the State of Colorado on January 27, 1984. The Company's Articles of Incorporation, with three exceptions, are silent with respect to the votes necessary to constitute an act of the shareholders. The three exceptions to this silence are set forth in Articles X, XI and XII of the Company's Articles of Incorporation.

     Article X, Section 10.1 of the Company's Articles of Incorporation provides that the shareholders, by vote or concurrence of a majority of the outstanding shares of the Company, may take action which would otherwise require a

                                                                PRELIMINARY COPY

two-thirds vote under the Colorado Corporation Code, as amended ("Prior Corporate Code"). Without such a provision as Article X, Section 10.1, the Prior Corporate Code required a two-thirds vote in certain circumstances such as the approval of a merger or the approval of a sale of all or substantially all of the assets of the Company.

     Article XI, Section 11.1 of the Company's Articles of Incorporation governs the shareholder voting requirements with respect to amending the Company's Articles of Incorporation, and provides that the affirmative vote of the holders of at least a majority of the shares entitled to vote at a meeting duly called or the written consent of the holders of all of the shares entitled to vote thereon is required to amend the Company's Articles of Incorporation.

     Article XII, Sections 12.1 and 12.2 of the Company's Articles of Incorporation govern the shareholder voting requirements regarding dissolution of the Company. Section 12.1 of the Company's Articles of Incorporation provides that the Company shall be dissolved upon the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that purpose. Section 12.2 of the Company's Articles of Incorporation provides that a voluntary dissolution proceeding may be revoked by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that purpose.

     Other than Articles X, XI and XII, the Company's Articles of Incorporation are silent with respect to shareholder voting requirements, causing the Colorado corporate code then in effect to govern those shareholder actions not otherwise specified in the Articles of Incorporation. Except for the matters described above regarding Articles X, XI and XII, under the Prior Corporate Code, if a quorum was present, the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the subject matter constituted an act of the shareholders. This voting requirement continued to exist when the CBCA became effective on July 1, 1994. Other sections of the CBCA, however, revised the Prior Corporate Code with respect to shareholder voting requirements. For example, although the shareholder voting requirements to amend the Articles of Incorporation under the Prior Corporate Code required the affirmative vote of at least a majority of the shares entitled to vote on the amendment, Sections 7-107-206(3) and 7-110-103(5) of the CBCA provide that an amendment only need be approved by a majority of a quorum. The CBCA therefore reduced the minimum votes necessary to amend the Company's Articles of Incorporation from a majority of the shares entitled to vote on a matter to a majority of the votes constituting a quorum.

     The Company's Articles of Incorporation are silent with respect to the voting requirements necessary to elect directors. Section 7-109-209(4) of the CBCA governs the election of directors, and provides that the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to a board of directors.

     The Board of Directors of the Company recommends that the Company's Articles of Incorporation be amended to allow the Company to operate its business in a manner that is consistent with the minimum voting requirements

                                                                PRELIMINARY COPY

under the CBCA necessary to constitute an act of the shareholders, and in order to resolve any confusion as to the shareholder voting requirements due to the changes between the Prior Corporate Code and the CBCA, as well as the silence in the Company's Articles of Incorporation as to certain shareholder voting requirements. Therefore, the Board of Directors of the Company recommends that the Company's Articles of Incorporation be amended by deleting Articles X in its entirety and replacing it as follows:

          "ARTICLE X. Section 10.1. Shareholder Vote. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors of the Corporation. With respect to action on a plan of merger or share exchange,  on  the  disposition  of all  or  substantially  all of the property of the Corporation, on the granting of consent to the disposition of all or substantially all of the property by an entity controlled by the Corporation, and on the dissolution of the Corporation, such action shall be approved by each voting group entitled to vote separately on the proposed action by a majority of all the votes entitled to be cast on the proposed action by that voting group. Except as bylaws adopted by the shareholders may provide for a greater voting requirement and except as is otherwise provided by the Colorado Business Corporation Act, action on an amendment to these Articles of Incorporation and action on a matter other than as provided above in this Article X is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action. Any bylaw adding, changing, or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater."

     The proposed amendment to Article X of the Company's Articles of Incorporation sets forth the voting requirements necessary to amend the Articles of Incorporation and to dissolve the Company, which are currently governed by Articles XI and XII, respectively, of the Articles of Incorporation. Therefore, the proposed amendment, if passed, will also delete Articles XI and XII of the Company's Articles of Incorporation.

     Effect of Amendment on Shareholders. The Company's Articles of Incorporation became effective on January 27, 1984 under the Prior Corporate Code. When the CBCA became effective on July 1, 1994, Sections 7-107-206(3) and 7-110-103(5) of the CBCA reduced the minimum shareholder votes necessary to amend the Articles of Incorporation from a majority of all shares entitled to vote on an amendment (as required under the Prior Corporate Code) to a majority of a quorum. The proposed amendment will allow the Company to obtain shareholder approval of amendments to the Company's Articles of Incorporation in a way that is consistent with the CBCA by reducing the shareholder voting requirements to require a majority of a quorum. The reduction in the shareholder voting requirements to a majority of a quorum will allow a smaller number of shareholder votes to amend the Company's Articles of Incorporation.

                                                                PRELIMINARY COPY


     The proposed amendment to the Company's Articles of Incorporation will not revise the shareholder voting requirements with respect to the election of directors, to action on a plan of merger or share exchange, on the disposition of all or substantially all of the property of the Company, on the granting of consent to the disposition of all or substantially all of the property by an entity controlled by the Company, on the dissolution of the Company, or on any other actions by the shareholders (other than to approve an amendment to the Articles of Incorporation as stated above), but merely clarifies any confusion as to such shareholder voting requirements. Despite the deletion of Article XII of the Company's Articles of Incorporation, the proposed amendment will not change the shareholder voting requirements necessary to dissolve the Company, which will continue to require the affirmative vote of a majority of all outstanding shares entitled to vote on the dissolution.

     Approval of the proposed amendment by the shareholders will clarify the shareholder voting requirements for the Company and allow the Company to obtain shareholder approval in a way that is consistent with the CBCA. Therefore, it is the position of the Board of Directors of the Company that the votes necessary to amend the Company's Articles of Incorporation be reduced from a majority of all shares entitled to vote on a matter to a majority of a quorum, and that the remaining shareholder voting requirements be expressly provided or referenced to the CBCA. Because PMIP owns more than a majority of the shares entitled to vote on the proposed amendment, if PMIP votes in favor of this proposal, it will be approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO AMEND ARTICLE X TO REVISE THE VOTES NECESSARY TO AMEND THE ARTICLES OF INCORPORATION TO A MAJORITY OF A QUORUM, AND TO DELETE ARTICLES XI AND XII.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal independent public accountants for the fiscal year ended November 30, 1997, were Erhardt, Keefe, Steiner & Hottman, P.C. The Board of Directors has not met to select the principal independent public accountants for the fiscal year ended November 30, 1998, although it is anticipated that Erhardt, Keefe, Steiner & Hottman, P.C. will be selected as the Company's principal independent public accountants for the fiscal year ended November 30, 1998. Representatives of Erhardt, Keefe, Steiner & Hottman, P.C. are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                       1997 ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 1997 Annual Report to Shareholders which contains the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1997. The Company will provide, without charge,

                                                                PRELIMINARY COPY

to each person solicited upon written request, an additional copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1997 as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies please write Mr. Raymond Goshorn, Secretary of the Company, at 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of the Company's shareholders must be received by the Company by January 1, 1999 to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     RAYMOND S. GOSHORN, SECRETARY

Aurora, Colorado
May 1, 1998

                                                                PRELIMINARY COPY

                                      PROXY

                        PAK MAIL CENTERS OF AMERICA, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

     The undersigned hereby constitutes and appoints John Kelly, P. Evan Lasky and Raymond Goshorn, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Pak Mail Centers of America, Inc. (the "Company") at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 3033 South Parker Road, Suite 1200, Aurora, Colorado 80014, on Friday, June 19, 1998, at 9:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

1. Election of Directors.
   [  ] FOR THE DIRECTOR NOMINEES LISTED      [  ] WITHHOLD AUTHORITY TO VOTE
        BELOW (EXCEPT AS MARKED TO THE             FOR ALL NOMINEES LISTED BELOW
        CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                  J. S. Corcoran                   John W. Grant
                  F. Edward Gustafson              John E. Kelly
                  William F. White

2. Approval of an amendment to Article IX of the Company's Articles of Incorporation to increase the number of shareholders necessary to establish a quorum at shareholder meetings to one-third of the votes entitled to be cast on a matter by a voting group.

         [  ] FOR              [  ] AGAINST             [  ] ABSTAIN FROM VOTING

3. Approval of an amendment to the Company's  Articles of Incorporation to amend
Article X to revise the votes necessary to amend the Company's Articles of Incorporation to a majority of a quorum, and to delete Articles XI and XII.

         [  ] FOR              [  ] AGAINST             [  ] ABSTAIN FROM VOTING

4. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING (1) FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS; (2) TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO REQUIRE ONE-THIRD OF THE VOTES ENTITLED TO BE CAST TO ESTABLISH A QUORUM AT SHAREHOLDER MEETINGS; AND (3) TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AMEND ARTICLE X TO REQUIRE A MAJORITY OF A QUORUM TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, AND TO DELETE ARTICLES XI AND XII.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

                                                                PRELIMINARY COPY

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and Annual Report to Shareholders furnished therewith.


                                            Dated and Signed:

                                                                          , 1998
                                            -----------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Signature(s)  should  agree with the
                                            name(s) stenciled hereon. Executors,
                                            administrators,  trustees, guardians
                                            and  attorneys  should  so  indicate
                                            when signing.

                                            Attorneys  should  submit  powers of
                                            attorney.